UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2017

mPHASE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-24969	22-2287503
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Identification No.)		Incorporation)

688 New Dorp Lane, Staten Island, New York 10306-4933
(Address of Principal Executive Offices) (ZIP Code)

Registrant's telephone number, including area code: (973) 256-3737

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01 Other Events

As part of an overall recapitalization of mPhase Technologies, Inc. (the “Company”), the Board of Directors has approved the conversion of loans and unpaid salaries (“Payables’) through October 31, 2017 made by the officers and directors and two consultants to the Company into shares of common stock of the Company at a conversion price of $.0001 per share. The shares shall be issued to such persons or their respective designees. The effective date for the conversion of Payables shall be the date the Company receives tax clearance from the State of New Jersey allowing the Company to file an amendment to its Certificate of Incorporation increasing its authorized shares of common stock from 18 billion to 72 billion shares pursuant to Section 14A:7-2(4) of the Business Corporation Law of the State of New Jersey.

The Officers of the Company are hereby authorized to issue an aggregate total of approximately 16,000,000,000 shares of common stock in connection with aggregate Payables of, approximately $1,600,000 converted effective upon the filing of an Amendment to its certificate of incorporation increasing is authorized shares of common stock.

During the fiscal year beginning July 1, 2016, the following persons surrendered for cancellation shares of common stock held in the Company in order to enable the Company to continued private placements of common stock to finance its operations

Karen Durando (wife of Ronald Durando)	1,395,000,000 shares

Martin Smiley	1,367,226,450 shares

Patricia Dotoli (wife of Gustave Dotoli)	1,336,972,075 shares

Effective on the date of the filing by the Company of the Amendment to its Certificate of Incorporation, increasing its authorized shares of common stock to 72 billion shares the Board of Directors of the Company has also approved the grant of an aggregate of 5,750,000,000 shares to officers, directors and two consultants to the Company:

In addition, the Board of Directors of the Company have authorized the Officer’s of the Company to transfer to one or more wholly-owned subsidiaries of the Company all or a portion of the Company’s intellectual property.

Finally, the Company is actively seeking to identify and consummate a potential merger of a privately-held company into the Company in order to maximize shareholder value.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

mPHASE TECHNOLOGIES

Date: December 1, 2017	By:	/s/ Martin S. Smiley
Martin S. Smiley
Executive Vice President,
Chief Financial Officer and
General Counsel

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